SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 26, 2018

Date of Report

(Date of Earliest Event Reported)

GLOBAL DIVERSIFIED MARKETING GROUP INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-55889	82-3707673
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

4042 Austin Boulevard, Suite B

Island Park, New York 11558

(Address of principal executive offices) (zip code)

800-550-5996

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4( c) under the Exchange Act (17 CFR 140.13e-4( c)

Indicate by check mark whether the registrant is an emerging growth company asa defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Special Note Regarding Forward-Looking Statements

This report contains forward-looking statements. These statements involve known and unknown risks, uncertainties, and other factors that may cause our actual results, performance, or achievements to be materially different from any future results, performances, or achievements expressed or implied by the forward-looking statements. In some cases, forward-looking statements are identified by terms such as “anticipates,” “believes,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,” “should,” “would,” and similar expressions intended to identify forward-looking statements. Forward-looking statements reflect the Company’s current views respecting future events and are based on assumptions and subject to risks and uncertainties.

Also, forward-looking statements represent the Company’s estimates and assumptions only as of the date of this report. You should read this report and the documents that the Company references and files as exhibits to this report in their entirety and with the understanding that actual future results may be materially different from what the Company expects. Except as required by law, the Company assumes no obligation to update any forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in any forward-looking statements, even if new information becomes available or other events occur in the future.

ITEM 1.01 Entry into a Material Definitive Agreement

On November 26, 2018 the Company effected the merger of Global Diversified Holdings, Inc., a private New York snack and gourmet food company, (“GDHI”) with the Global Diversified Marketing Group Inc. (the “Company”) with the issuance of shares of the Company’s common stock in exchange for the outstanding shares of common stock of GDHI. GDHI became a wholly-owned operating subsidiary of the Company (the “Merger”).

Mr. Paul Adler, who is the sole officer and director of the Company is the sole shareholder of GDHI.

ITEM 2.01 Completion of Acquisition or Disposition of Assets

On November 26, 2018, the Company entered into an acquisition agreement (the “Acquisition Agreement’) with GDHI.

The Acquisition effected by the Company through the exchange of all the outstanding shares of GDHI for 200 shares of common stock of the Company, valued at $0.0001 per share. At the time of the Acquisition, the major shareholder of the Company was also the sole shareholder GDHI . GDHI has become a wholly owned subsidiary of the Company and the Company has taken over its operations and business plan. Prior to the Acquisition, the Company had no ongoing business or operations.

GDHI is a successfully operating snack and gourmet food company. It travels the world and attends global food trade shows to look for unique products and snacks. When it locates exciting and suitable products, it will enter into a non-exclusive manufacturing contract a factory to produce the product under it’s own trademarked brands for sale in the United States and global markets. It currently maintains five trademarked brands; each of which trademarked brands covers a numerous variety of products (known as “SKU’s”) offered under that brand name. GDHI has a direct distribution relationship with several Fortune 500 companies including club and retail chain stores. It also sells and distributes to vending machine channels as well as food service distributors.

The products are sold throughout the United States and global markets to buyers which typically represent recognized large retail chain stores. The products are then distributed by the chains to their local outlets. GDHI locates and develops snacks and gourmet foods to brand under its trademarks based on feedback and demand. The Company works closely with buyers to determine what products to locate and produce and to supply to the buyers.

BUSINESS AND BUSINESS PLAN

Prior to the Acquisition, the Company had no business or operations. Pursuant to the Acquisition, the Company has acquired the business plan, operations and contracts of its now wholly-owned subsidiary, GDHI. The discussion hereinafter of the business and operations of the Company refer to the Company subsequent to the Merger with GDHI and all such discussions primarily report the operations of its now subsidiary unless otherwise so indicated.

Business Overview

The Company intends to continue to develop additional gourmet foods and snack products under its own trademarked brands expanding the Company’s offering portfolio. Management believes that the acquisition of small brands that have regional success and adding these to the Company’s national distribution can immediately generate additional revenue streams for the Company.

The Company intends to conduct an offering of up to 2,500,000 shares of its common stock at a price of $2 per share. The Company anticipates it will file a registration statement on Form S-1 for such offering quickly following the filing of this Report on Form 8-K

Retail Outlets

The Company sells its products throughout the United States and global markets to buyers which typically represent recognized large retail chain stores. The products are then distributed by the chains to their local outlets. The Company locates and develops snacks and gourmet foods to brand under its trademarks based on feedback and demand. The Company works closely with buyers to determine what products to locate and produce and to supply to the buyers.

The Company intends to continue to develop additional gourmet foods and snack products under its own trademarked brands expanding the Company’s offering portfolio. Management believes that the acquisition of small regional brands that have success in the regional markets and adding these to the Company’s national distribution can immediately generate additional revenue streams for the Company.

The products are chosen based on the trend of consumer interests as garnered by the Company as well as certain requests from the buyers as to what they are looking for to add to their product offerings. If the product sales are not within the projected targets, then the Company will discontinue that product. To date, the Company has not discontinued a product for failure to meet its projected targets.

Although the Company does not have long-term contracts with any of retail chains, it has been supplying its current chain retail stores for several years. In the food industry, there are no on-going contracts. A buyers will place a Purchase Order with the Company and the Company will deliver on it. If the product does well, the buyer typically will continue to reorder the product. Typical payment schedule for the Company’s products are net 30 day terms.

Vending Operations

In addition to placing its products with large retail chains, the Company places its products in vending machines throughout the United States. These vending machines are located in malls, service stations and schools. The Company works with vending companies that have, in the aggregate, more than 100,000 machines nationwide. The Company supplies vending companies with product. The Company works directly with some vending companies and with others through its food service distributors. The broker pre-sells the products and the distributor services the accounts. When the distributor services the accounts, the distributor buys product directly from the Company and pays on a net 10 day term.

Products and Trademarked Brands

The Company currently has five trademark brands. Each brand encompasses numerous SKUs which are brought to market from time to time. The Company produces its products primarily on an “on request” basis from its retail chain buyers for sale through such chains.

The Company’s trademark brands are listed on the left below with sample products for several of the trademarked brands itemized:

Puff Bites	Sweet Puffs
Choco Puffs

BonBons de Paris	Plain French Madeleines
Marble French Madeleines

CoCo Bliss	Coconut Rolls
Coconut Wafer Bites
Biscottelli	250g Wafers
Mini Wafer
Chocolate Filled Croissant
150g Honey Wafer

Fruttata	Jams (in development)

Retail Chain Buyers

The primary distribution of the Company’s products are through several major retail chains. The Company works with the buyers who place orders for the Company’s products. The retail chain represented by these buyers will then distribute the product to its retail outlets.

Marketing

The Company’s products appeal to a wide range of consumers, including most all age brackets. The young snackers, classified as those being between the ages of 18-34, tend to consume more snacks then average adult but the gourmet foods reach the broader adult market. The senior market tends to reduce snacks and gourmet foods.

The Company anticipates that its marketing strategy will use the internet and social media, having viral marketing contents via Facebook, Instagram, and Twitter. The Company’s distribution channels consist of retailers, distributors, online e-commerce and vending companies. The Company’s marketing strategy is primarily targeted to the vendors and retail chain stores. The Company intends to utilize social media to create direct consumer interest in its products.

The Company anticipates utilizing the following opportunities to further their marketing program and to obtain information to adjust and modify, as needed, the marketing program.:

Networking . Networking is a low-cost but often effective means for the Company to generate partnerships and growth while bolstering personal commitments to the Company. Management will join wholesalers’ associations to network with other food manufacturers and distributors.

Trade Shows. The Company plans to attend trade shows and exhibitions related to the food manufacturing industry, such as SIAL, PLMA Amsterdam, Thaifex, Fancy Food, CIBUS, ISM and ANUGA among others. Through attendance at conventions and trade shows, management remains knowledgeable and informed about advancements, trends and issues of concern in the market.

Direct Sales. The Company plans to employ a dedicated sales team to enact precise sales and promotional efforts.

Social Media and Food Blogging. The Company will manage its brand on social media sites, such as Facebook, Instagram, and Twitter. Twitter has proven an effective platform to conduct customer satisfaction surveys as well as solicit customer feedback on food products.

The rise in popularity of the food blogging community has given consumers a massive platform on which to share their opinion and make their voices heard. This has led to a rise in consumer concerns about food, with increasing emphasis being placed on healthy eating and organic produce. The Company will use food blogging websites to promote its products and highlight benefits that appeal to a new generation of socially-aware consumers.

Website. A well-optimized website has been constructed, with proper site structure, page layout, and clear and easy navigation, along with targeted keywords embedded throughout the site to ensure prominent search engine placement and saturation. The Company’s website www.360worldsnacks.com is an important marketing asset.

Product Activations

The Company will set up blind taste test at neutral locations, in stores, malls and snack shops to let consumers sample products and to determine consumer preferences, and most importantly, find out the basis for those preferences. Is it the taste, the packaging, or Company image? This will also serve as an opportunity for the Company to highlight its products directly to the consumer.

The Market

According to the market research firm IBISWorld, the Snack Food Production Industry has seen an average annual growth rate of 3.1% over the last five years, with industry revenue approximately $41.6 billion in 2018. In 2018, imports are 2.3% of domestic demand for snacks. The industry is projected to see an average annual growth rate of 4% over the next five years, placing industry revenue at approximately $50.6 billion in 2023.

The Company believes that these trends bode well it and similar companies as the appetite for exotic and ethnic flavors show a long-term potential. The Company is in a position to capitalize on such current market opportunities by utilizing its current distribution network and a pull sales strategy, with direct input from the buyer chains. The Company has been able to maintain strong profit margins because with its continual work with the buyers, it brings products to the market that the buyers are already seeking. This pull sales strategy leads to a good success rate in end consumer adoption, which leads to lower expenses and higher than average profit margins.

Competition

The snack food industry in the United States is very competitive, particularly in the savory and salty snack segment. Snacks are satisfying consumer cravings around the world with the snacking business growing to US$3.4 billion globally in 2017. In the United States, a study conducted by the Packaging Strategies reported that snacks account for 51% of all food sales, and 92% of adults in the US have snacked within the last 24 hours.

The snack industry has experienced an increase demand for “healthy” snacks. In the United States, companies are finding success in the “snackable” fruit and vegetable category, such as grapes or baby carrots. These portable-produce items are then repackaged into individual serving such as dried fruit and nut snack packs, small fresh smoothies and fruit cups. Consumers has shown a very positive response to this snacking sub-category making it a billion dollar industry with an compounded annual growth rate of 10% between 2012 and 2016.

A challenge facing entrants is snack and gourmet food market is the dominance of leading snack food producers, particularly the industry leader PepsiCo. Large producers experience a high degree of brand and consumer loyalty and possess sufficient capital to invest in extensive advertising and promotions to obtain a greater market share. Furthermore, companies such as PepsiCo benefit from higher profit margins when compared with small- to medium-sized operators, enabling them to lower their product prices and to engage in price-based competition with competitors. Multinational producers also experience lower per-unit costs due to economies of scale and scope.

Leading Snack and Gourmet Food Industry Companies

In addition to its already huge product base, PepsiCo announced that it has entered into an agreement to acquire Bare Foods Co., maker of baked fruit and vegetable snacks directed to the healthy eating snack food segment. Bare Snacks, which began by selling packaged baked apple chips, has expanded to banana and coconut snacks, as well as into vegetable chips, which are baked, rather than fried. The brand’s products are Non-GMO verified and are sold online and in natural and conventional retail channels across the country.

Snyder’s-Lance Inc. was created in 2010 from the merger of Snyder’s of Hanover and Lance and is a leading national snack food manufacturer having a market share of 5.9% in the United States. As of 2015, Snyder’s-Lance became a major player in the snack food production industry with the acquisition of Diamond Foods Inc. The company experienced robust growth over the past five years due to its strong acquisitions. Just prior to the period, in fall 2012, the company acquired Snack Factory, known for its pretzel-crisp products.

In addition to its ongoing strong presence in the industry, Post Holdings acquired the branded and private label cereals and snacks lines from Hearthside Foods for $158 million in June of 2013 from Wind Point Partners. A few months earlier, Post had also acquired Attune Foods, adding to their share of the natural breakfast food market. Founded in 2009, Hearthside Foods is based in Downers Grove, Illinois and produces organic and natural cereal, granola, and snacks such as bars and cookies. In fact, they describe themselves as America's largest producer of grain-based bars. While Hearthside Foods has a huge contract manufacturing business, Post Holdings acquired the branded and private label lines (such as Golden Temple, Peace Cereal, Sweet Home Farm) that Hearthside Foods owned — a strategic move on Hearthside's part so that they can focus on contract manufacturing customers.

Hillshire Brands acquired Van’s Natural Foods for $165 million in May of 2014 from Catterton Partners. Founded in 1988, Van’s Natural Foods is based in Peoria, Illinois and produces gluten-free breakfast foods. The acquisition gave Hillshire's a significant entry into the natural foods category, adding a diverse line of natural breakfast foods and grain-based snacks to Hillshire's frozen breakfast offerings, which include the Jimmy Dean's brand.

Employees

The Company has only one executive officers and one staff employee.

Subsidiaries

The wholly-owned subsidiary, Global Diversified Holdings Inc., is the Company’s only subsidiary.

Property

The Company has its office headquarters at 4042 Austin Boulevard, Suite B, Island Park, New York 11558 where it leases 1,000 SF for $19,680. The Company maintains a 12,000 sq. ft. warehouse in Inwood, New York. The Company’s website is www.360worldsnacks.com.

Legal Matters

The Company is not aware of any material, existing or pending legal proceedings against it nor is it involved as a plaintiff in any material proceeding or pending litigation.

THE COMPANY

Background

Global Diversified Marketing Group Inc.,, formerly known as Dense Forest Acquisition Corporation (“Global” or the “Company”), was incorporated in Delaware on December 1, 2017. The Company filed a registration statement on Form 10 with the Securities and Exchange Commission (“SEC”) on January 19, 2018 registering its common stock by which it became a public reporting company sixty days thereafter.

The Company’s offices are located at 4042 Austin Boulevard, Suite B, Island Park, New York 11558 and its telephone is 800-550-5996.

As a public reporting company pursuant to the Securities Exchange Act, the Company files with the Securities and Exchange Commission quarterly and annual reports and management shareholding information. The Company intends to deliver a copy of its annual report to its security holders, and will voluntarily send a copy of the annual report, including audited financial statements, to any registered shareholder who requests the same.

The Company’s documents filed with the Securities and Exchange Commission may be inspected at the Commission ’ s principal office in Washington, D.C. Copies of all or any part of the registration statement may be obtained from the Public Reference Section of the Securities and Exchange Commission, 100 F Street N.E., Washington, D.C. 20549. Call the Commission at 1-800-SEC-0330 for further information on the operation of the public reference rooms. The Securities and Exchange Commission also maintains a web site at http://www.sec.gov that contains reports, proxy statements and information regarding registrants that file electronically with the Commission.

Emerging Growth Company

The Company qualifies as an "emerging growth company" as defined in the Jumpstart Our Business Startups Act which became law in April, 2012. The definition of an "emerging growth company" is a company with an initial public offering of common equity securities which occurred after December 8, 2011 and has less than $1 billion of total annual gross revenues during last completed fiscal year. The disclosure regarding the company and The Jumpstart Our Business Startups Act is incorporated herein by reference from the Form 10-12G filed on January 19, 2018.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION

AND RESULTS OF OPERATIONS

The following discussion should be read in conjunction with our audited financial statements and notes to the financial statements included elsewhere in this report. This discussion contains forward-looking statements that involve risks and uncertainties. Actual results could differ materially from those anticipated in these forward-looking statements as a result of various factors discussed elsewhere in this report.

Certain information included herein contains statements that may be considered forward-looking statements, such as statements relating to our anticipated revenues, gross margin and operating results, future performance and operations, plans for future expansion, capital spending, sources of liquidity, and financing sources. This forward-looking information involves important risks and uncertainties that could significantly affect anticipated results in the future, and accordingly, such results may differ from those expressed in any forward-looking statements made herein.

References to the financial condition and performance of the Company below in this section "Management's Discussion and Analysis of Financial Condition and Results of Operations" are to GDHI, the Company's wholly-owned subsidiary. The Company was not an operating company and had only minimum expenses paid by management of the Company.

Discussion of September 30, 2018

For the nine months ended September 30, 2018, the Company had revenues of $831,955and a net profit of $30,143.

For the nine months ended September 30, 2018, the Company had gross sales of $831,955 with the cost of sale of $512,615. Operating expenses for the nine months ended September 30, 2018 were $289,197.

As of September 30, 2018, the Company had cash of $5,766 with accounts receivable of $15,645 and inventory of $254,054.

Revenues and Income

For the year ended December 31, 2017, the Company had revenues of $1,298,372 and a net profit of $22,393.

As of December 31, 2017, the Company had a net income of $22,393 compared to the net loss as of December 31, 2016 of $(3,534).

For the year 2017, the Company had revenues of $1,298,372 with a net income of $22,393 compared to revenues for 2016 of $927,906 with a net loss of $(3,534). In 2017 the Company had a 24.02% gross margin compared to 21.19% for 2016.

Liquidity and Capital Resources

The Company has not incurred any significant debt during the development of its operations. At September 30, 2018, the Company has a current inventory of product with a cost of approximately $254,054

Equipment Financing

The Company has no existing equipment financing arrangements.

Alternative Financial Planning

The Company has no alternative financial plans at the moment.

Critical Accounting Policies

The financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States. The preparation of these financial statements requires making estimates and judgments that affect the reported amounts of assets, liabilities, revenues and expenses, and related disclosure of contingent assets and liabilities. The estimates are based on historical experience and on various other assumptions that are believed to be reasonable under the circumstances, the results of which form the basis of making judgments about the carrying values of assets and liabilities that are not readily apparent from other sources. Actual results may differ from these estimates under different assumptions or conditions.

Off-Balance Sheet Arrangements

The Company has no off-balance sheet arrangements that have or are reasonably likely to have a current or future effect on its financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity, capital expenditures or capital resources.

MANAGEMENT

The following tables set forth information regarding the Company’s board of directors and its executive officers.

Officers and Directors

Paul Adler

sole officer and director of the Company and

sole officer and director of GDHI.

Mr. Adler has a decade of experience in food manufacturing and marketing industries having served as a board member in two food manufacturing companies. He developed a strong desire to bring healthy beverages and snacks to the market which began after he saw there were no healthy alternatives. Mr. Adler spent the first decade of his career in the securities industry as a broker/dealer company branch manager where he supervised sixteen registered representative and was involved in all aspects of investment banking including public offerings and private placements. In 2008, Mr. Adler retired from the securities industry and established Beverage Brands, a company offering a line of healthy RTD teas and MATE fusion tea.

Beverage Brands' product placement reached over 2500 supermarkets in the Northeast and South. In 2012, Mr. Adler established Fruttata Brand, a line of freeze dried healthy fruit snacks, under the corporate umbrella of Global Diversified Holding Inc., the subsidiary of the Company. Since 2012, Mr. Adler has worked with Global Diversified Holdings to continue its development as a manufacturer, marketer and supplier of unique products. Mr. Adler has extensive knowledge of day to day business operations ranging from Wall Street companies to running a private company and has been successful at establishing long-lasting business relationships throughout his career.

Director Compensation

Directors do not receive any compensation for serving on the Board of Directors.

The Company is authorized to have at least one director but no more than five. Eachof the Company's directors serves for a term of one year or until a successor is elected and qualified.

Committees of the Board

The Company currently does not have nominating, compensation or audit committees or committees performing similar functions nor does the Company have a written nominating, compensation or audit committee charter. The current Directors believe that it is not necessary to have such committees, at this time, because they can adequately perform the functions of such committees.

The Company does not have any defined policy or procedural requirements for shareholders to submit recommendations or nominations for Directors. The Directors believes that, given the stage of the Company’s development, a specific nominating policy would be premature and of little assistance until our business operations develop to a more advanced level. The Company does not currently have any specific or minimum criteria for the election of nominees to the Board of Directors and does not have any specific process or procedure for evaluating such nominees. The Board of Directors will assess all candidates, whether submitted by management or shareholders, and make recommendations for election or appointment.

ADVISORS

In addition to the management team, the Company has developed an advisory team that supports the Company and provides guidance and credibility and contacts as needed. The advisors include:

Michael Cascione. Michael Cascione, Sr. is the founder and president of Group C, whose various companies provide Pantry, Micro Markets, Coffee and Vending services. Mr. Cascione’s original startup, CC Vending (CCV), began in 1989 was with a single beverage machine. CCV has subsequently grown into one of the largest vending companies on the East Coast, servicing over 15,000 machines, while managing the operations of several other companies throughout four states. Mr. Cascione, credits his early embrace and investment in technology as one of the keys to his and the company’s success. CCV currently develops new technology for Micro-Markets and creates healthy products for the K-12 market, where it services the nation’s largest public school system, the New York City Department of Education. In addition, Group C’s Metropolitan Coffee House roasts and packages its own coffee for OCS accounts throughout the tri-state area.

Mr. Cascione continues to guide Group C’s expansion in both technology and geography; committing resources to research and development, as well as corporate acquisition. He is a lifelong advocate for innovation in the vending industry and continues to fulfill his goal of establishing its leading technology firm.

Anthony Cascione. Anthony Cascione is a lifetime member of the Vending industry and a partner in Group C. Having started as a Technician’s Assistant, Mr. Cascione worked his way up through the ranks of Route Driver and Manager, culminating in his current position as Director of Operations, where he oversees Micro Markets, Metropolitan Coffee House, and CC Vending divisions. As a specialist in operations and logistics, Mr. Cascione’s deployment of cloud-based management and telemetry systems have helped CCV become one of the East Coast’s largest independent operators, with over 15,000 machines in a four-state area. He has similarly expanded Group C’s Micro Market facilities, which now operate throughout the region. Of particular note, is the 10-year extension of the New York City Department of Education contract, which was credited to Mr. Cascione’s management of the account and his stewardship throughout the renewal process. At the present time, there are over 3,000 machines operating in 1,400 schools.

Mr. Cascione is committed to the continued growth of Group C and its various companies. His knowledge of the industry and passion for innovation, along with his leadership, has provided the structure and strategy to continue its expansion in both operations and geography. Anthony Cascione is the son of Michael Cascione.

Oleg Kaplun. In 2010, Mr. Kaplun started a food distribution company in New York to service specialty and ethnic markets. He has continued to grow his company by expanding the customer base and introducing products from all over the world. He has increased truck fleet by 6-fold and continues to seek new opportunities by branching out in other markets. Currently, the assortment of the products that his company offers is up to 2500 SKU’s. Before founding his distribution company, Mr. Kaplun ran a national distribution company in Israel and was instrumental in building a multinational distribution network.

James Donegan. Beginning his career with Proctor & Gamble and PepsiCo, Mr. Donegan has a 30 plus-year track record of accomplishment as a sales and marketing executive in the food industry. As Vice President of Sales and Marketing at the Denver based VICORP Restaurants, Mr. Donegan pioneered a new division, building a $20M business in four years. Mr. Donegan has served as Senior Vice President Sales and Marketing at Phoenix-based Café Valley Bakery, as National Sales Manager at Ragu Foods and New Jersey-based McCain Ellio’s Pizza Company. He also served as Vice President of Sales and Marketing for Cereform USA, a food ingredient company based in Denver.

EXECUTIVE COMPENSATION

Summary Compensation

To date, the Company has not paid compensation to any executive officer or director. The Company’s subsidiary, GDHI, paid its president and director, Paul Adler, an annual compensation of $180,000 with possible annual increases. The Company anticipates that it will continue paying such compensation to Mr. Adler with annual increases as approved by the Board.

The Company may choose to pay an additional salary or stock to its executive management in the future.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as of the date of this prospectus regarding the beneficial ownership of the Company’s common stock by each of its executive officers and directors, individually and as a group and by each person who beneficially owns in excess of five percent of the common stock after giving effect to any exercise of warrants or options held by that person.

	Percent of
Name and Position	Shares Owned	Class(1)
Paul Adler
President, CFO, Director	12,500,000	93.4%

All Officers and directors as a Group (1 person)	12,500,000	93.4%

(1)	Based on 13,370,200 shares outstanding

MARKET PRICE OF AND DIVIDENDS AND RELATED STOCKHOLDER MATTERS

Admission to Quotation on the OTC QX or QB

If the Company meets the qualifications, it intends to apply for quotation of its securities on the OTC QX or QB. The OTC Bulletin Board differs from national and regional stock exchanges in that it (1) is not situated in a single location but operates through communication of bids, offers and confirmations between broker-dealers and (2) securities admitted to quotation are offered by one or more broker-dealers rather than the “specialist” common to stock exchanges. To qualify for quotation on the OTC Bulletin Board, an equity security must have one registered broker-dealer, known as the market maker, willing to list bid or sale quotations and to sponsor the company listing. In addition, the Company must make available adequate current public information as required by applicable rules and regulations.

In certain cases the Company may elect to have its securities initially quoted in the Pink Sheets published by Pink OTC Markets Inc. In general there is greater liquidity for traded securities on the OTC Bulletin Board, and less through quotation on the Pink Sheets. It is not possible to predict where, if at all, the securities of the Company will be traded following the effectiveness of this registration statement.

Dividends

The Company has not paid any dividends to date. The Company intends to employ all available funds for the growth and development of its business, and accordingly, does not intend to declare or pay any dividends in the foreseeable future.

Preferred Stock

The Company has 20,000,000 authorized undesignated shares of preferred stock. No preferred stock has been designated nor issued.

Market Price

There is no public market for the Company’s common stock.

DISCLOSURE OF COMMISSION POSITION ON INDEMNIFICATION

FOR SECURITIES ACT LIABILITIES

The Company’s Certificate of Incorporation include an indemnification provision that provides that the Company shall indemnify directors against monetary damages to the Company or any of its shareholders by reason of a breach of the director’s fiduciary except (I) for any breach of the director’s duty of loyalty to the Company or its shareholders or (ii) for acts or omissions not in good faith or which involve intentional misconduct of (iii) for unlawful payment of dividend or unlawful stock purchase or redemption or (iv) for any transaction from which the director derived an improper personal benefit.

The Bylaws of the Company provide that the Company shall, to the fullest extent permitted by applicable law, as amended from time to time, indemnify all directors of the Company, as well as any officers or employees of the Company to whom the Company has agreed to grant indemnification. Section 145 of the Delaware General Corporation Law ("DCL") empowers a corporation to indemnify its directors and officers and to purchase insurance with respect to liability arising out of their capacity or status as directors and officers provided that this provision shall not eliminate or limit the liability of a director (I) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) arising under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit. The Delaware General Corporation Law provides further that the indemnification permitted thereunder shall not be deemed exclusive of any other rights to which the directors and officers may be entitled under the corporation's by-laws, any agreement, vote of shareholders or otherwise.

The effect of the foregoing is to require the Company to indemnify the officers and directors of the Company for any claim arising against such persons in their official capacities if such person acted in good faith and in a manner that he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

The Certificate of Incorporation does not specifically indemnify the officers or directors or controlling persons against liability under the Securities Act.

The Securities and Exchange Commission’s position on indemnification of officers, directors and control persons under the Securities Act by the Company is as follows:

INSOFAR AS INDEMNIFICATION FOR LIABILITIES ARISING UNDER THE SECURITIES ACT OF 1933 MAY BE PERMITTED TO DIRECTORS, OFFICERS AND CONTROLLING PERSONS OF THE SMALL BUSINESS ISSUER PURSUANT TO THE RULES OF THE COMMISSION, OR OTHERWISE, THE SMALL BUSINESS ISSUER HAS BEEN ADVISED THAT IN THE OPINION OF THE SECURITIES AND EXCHANGE COMMISSION SUCH INDEMNIFICATION IS AGAINST PUBLIC POLICY AS EXPRESSED IN THE ACT AND IS, THEREFORE, UNENFORCEABLE.

ITEM 3.02 Recent Sales of Unregistered Securities

The Company has issued the following securities in the last three (3) years. Such securities were issued pursuant to exemptions from registration under Section 4(a)(2) of the Securities Act of 1933, as amended, as transactions by an issuer not involving any public offering, as noted below. Each of these transactions was issued as part of a private placement of securities by the Company in which (i) no general advertising or solicitation was used, and (ii) the investors purchasing securities were acquiring the same for investment purposes only, without a view to resale.

Since inception, the Company has issued shares of common stock which were not registered as follows:

The Company (as Dense Forest Acquisition Corporation) issued an aggregate of 20,000,000 shares on formation in January 2018 pro rata (10,000,000 each) to James Cassidy and James McKillop, at a purchase price equal to $0.0001 per share, of which 19,500,000 shares were redeemed pro rata via contribution and cancelled.

In June 2018, the Company issued 12,500,000 shares of its common stock to Paul Adler at a purchase price equal to $0.0001 per share, as part of a change in control.

On November 26, 2018, pursuant to the Acquisition, the Company issued 200 shares of its common stock, valued at $0.0001 per share, in exchange for all the outstanding shares of GDHI then held by one shareholder.

ITEM 5.06 Change in Shell Company Status

The Company has acquired GDHI which is an operating and ongoing business and has a defined business plan and operations and accordingly, the Company has commenced operations and is no longer deemed to be a shell company.

ITEM 9.01 Financial Statements and Exhibits

The audited financial statements of GDHI are included herewith.

The unaudited financial statements of GDHI of 9/30/2018 are included herewith.

Exhibits

2.1*	Acquisition Agreement between Global Diversified Marketing Group Inc. and Global Diversified Holdings Inc.

3.1	Certificate of Incorporation (filed as exhibit to the Form 10-12G filed January 19, 2018)
3.2	By-laws (filed as exhibit to the Form 10-12G filed January 19, 2018)
3.3	Sample Stock Certificate (filed as exhibit to the Form 10-12G filed January 19, 2018)

99.1*	Pro forma financial statements

*  Attached herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

November 30, 2018.

GLOBAL DIVERSIFIED MARKETING GROUP INC.

/s/ Paul Adler
Paul Adler
President

GLOBAL DIVERSIFIED HOLDINGS, INC.

FINANCIAL STATEMENTS

SEPTEMBER 30, 2018

GLOBAL DIVERSIFIED HOLDINGS, INC.

TABLE OF CONTENTS

SEPTEMBER 30, 2018

GLOBAL DIVERSIFIED HOLDINGS, INC.

BALANCE SHEETS (unaudited)

AS OF SEPTEMBER 30, 2018 AND DECEMBER 31, 2017

	September 30, 2018	December 31, 2017
ASSETS
Current Assets
Cash and cash equivalents	$5,766	$0
Accounts receivable	15,645	18,108
Prepaid expenses and deposits	79,895	4,874
Inventory	254,054	361,028
Total Current Assets	355,360	384,010

Property and Equipment, net	2,640	3,057

Other Asset
Security deposit	1,600	1,600

TOTAL ASSETS	$359,600	$388,667

LIABILITIES AND STOCKHOLDERS’ DEFICIT

LIABILITIES
Current Liabilities
Accounts payable and accrued expenses	$120,888	$236,596
Loans payable	143,334	75,586
Stock redemption payable – current portion	33,750	45,000
Total Current Liabilities	297,972	357,182

Long-term Debt
Stock redemption payable	0	0

TOTAL LIABILITIES	297,972	357,182

STOCKHOLDER’S EQUITY
Common stock, no par value, 200 shares authorized, 100 shares issued and outstanding	70,000	70,000
Treasury stock	(90,000)	(90,000)
Retained earnings	81,628	51,485

TOTAL STOCKHOLDER’S EQUITY	61,628	31,485

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$359,600	$388,667

See accompanying notes to financial statements.

F-1

GLOBAL DIVERSIFIED HOLDINGS, INC.

STATEMENTS OF OPERATIONS (unaudited)

FOR THE THREE MONTHS AND NINE MONTHS ENDED SEPTEMBER 30, 2018 AND 2017

	Three months ended September 30, 2018	Three months ended September 30, 2017	Nine months ended September 30, 2018	Nine months ended September 30, 2017

SALES	$250,627	$363,421	$831,955	$938,566

COST OF SALES	163,573	255,325	512,615	745,371

GROSS PROFIT	87,054	108.096	319,340	193.195

OPERATING EXPENSE	106,523	86,764	289,197	188,639

NET INCOME (LOSS) BEFORE INCOME TAXES	(19,469)	21,332	30,143	4,556

PROVISION FOR INCOME TAXES	0	0	0	0

NET INCOME (LOSS)	$(19,469)	$21,332	$30,143	$4,556

NET INCOME (LOSS) PER SHARE: BASIC AND DILUTED	$(194.69)	$213.32	$301.43	$45.56

WEIGHTED AVERAGE SHARES OUTSTANDING: BASIC AND DILUTED	100	100	100	100

See accompanying notes to financial statements.

F-2

GLOBAL DIVERSIFIED HOLDINGS, INC.

STATEMENT OF STOCKHOLDERS’ DEFICIT (unaudited)

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2018

	Common Stock		Treasury	Retained
	Shares	Amount	Stock	Earnings	Total

Balance, January 1, 2018	100	$70,000	$(90,000)	$51,485	$31,485

Net income for the nine months ended September 30, 2018	-	-	-	30,143	30,143

Balance, September 30, 2018	100	$70,000	$(90,000)	$81,628	$61,628

See accompanying notes to financial statements.

F-3

GLOBAL DIVERSIFIED HOLDINGS, INC.

STATEMENTS OF CASH FLOWS (unaudited)

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2018 AND 2017

	Nine months ended September 30, 2018	Nine months ended September 30, 2017
CASH FLOWS FROM OPERATING ACTIVITIES
Net income for the period	$30,143	$4,556
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation expense	417	417
Changes in assets and liabilities:
(Increase) decrease in accounts receivable	2,463	41,602
(Increase) decrease in prepaid expenses and deposits	(75,021)	598
(Increase) decrease in inventory	106,974	53,495
(Increase) in security deposit	0	0
Increase (decrease) in accounts payable and accrued expenses	(115,708)	(58,182)
Net Cash Provided by (Used in) Operating Activities	(50,732)	42,486

CASH FLOWS FROM FINANCING ACTIVITIES
Increase in loans payable	67,748	2,228
Net Cash Provided by Financing Activities	67,748	2,228

CASH FLOWS FROM INVESTING ACTIVITIES
Acquisition of property and equipment	0	0
Payments to redeem common stock	(11,250)	(33,750)
Net Cash Used in Investing Activities	(11,250)	(33,750)

NET INCREASE (DECREASE) IN CASH	5,766	10,964
Cash, beginning of period	0	26,934
Cash, end of period	$5,766	$37,898

SUPPLEMENTAL CASH FLOW INFORMATION:
Interest paid	$19,046	$1,187
Federal income taxes paid	$0	$0

See accompanying notes to financial statements.

F-4

GLOBAL DIVERSIFIED HOLDINGS, INC.

NOTES TO THE FINANCIAL STATEMENTS

SEPTEMBER 30, 2018

NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Business

Global Diversified Holdings, Inc. (the “Company”) was incorporated in the State of New York on October 30, 2003. The Company imports and sells snack food products.

Basis of Presentation

The financial statements of the Company have been prepared in accordance with generally accepted accounting principles in the United States of America and are presented in US dollars.

Accounting Basis

The basis is accounting principles generally accepted in the United States of America. The Company has adopted a December 31 year end.

Fair Value of Financial Instruments

The Company’s financial instruments consist of cash, accounts receivable from customers, accounts payable, and loans payable. The carrying amounts of these financial instruments approximates fair value due either to length of maturity or interest rates that approximate prevailing market rates unless otherwise disclosed in these financial statements.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the balance sheet. Actual results could differ from those estimates.

Cash and Cash Equivalents

The Company considers all highly liquid investments with the original maturities of three months or less to be cash equivalents. At September 30, 2018, the Company had $5,766 of cash.

Accounts Receivable

Accounts receivable are generated from sales of snack food products to retail outlets throughout the United States. The Company performs ongoing credit evaluations of its customers and adjusts credit limits based on customer payment and current credit worthiness, as determined by review of their current credit information. The Company continuously monitors credit limits for its customers and maintains a provision for estimated credit losses based on its historical experience and any specific customer issues that have been identified. An allowance for doubtful; accounts is provided against accounts receivable for amounts management believes may be uncollectible. The Company historically has not had issues collecting on its accounts receivable from its customers. The Company factors certain of its receivables to improve its cash flow.

Bad debt expense for the three and nine months ended September 30, 2018 and 2017 was $0; the allowance for doubtful accounts at September 30, 2018 was $0.

Inventory

Inventory consists of snack food products and packaging supplies, and are stated at the lower of cost or market.

Basic Income (Loss) Per Share

Basic income (loss) per share has been calculated based on the weighted average number of shares of common stock outstanding during the period.

F-5

GLOBAL DIVERSIFIED HOLDINGS, INC.

NOTES TO THE FINANCIAL STATEMENTS

SEPTEMBER 30, 2018

NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Revenue Recognition

Beginning January 1, 2018, the Company implemented ASC 606, Revenue from Contracts with Customers.  Although the new revenue standard is expected to have an immaterial impact, if any, on our ongoing net income, we did implement changes to our processes related to revenue recognition and the control activities within them.  These included the development of new policies based on the five-step model provided in the new revenue standard, ongoing contract review requirements, and gathering of information provided for disclosures.

The Company recognizes revenue from product sales or services rendered when control of the promised goods are transferred to our clients in an amount that reflects the consideration to which we expect to be entitled in exchange for those goods and services.  To achieve this core principle we apply the following five steps:  identify the contract with the client, identify the performance obligations in the contract, determine the transaction price, allocate the transaction price to performance obligations in the contract and recognize revenues when or as the Company satisfies a performance obligation.

Property and Equipment

Property and equipment are stated at cost, net of accumulated depreciation. Depreciation is calculated using the straight-line method over the estimated useful life of the assets. Maintenance, repairs, and renewals that do not materially add to the value of the equipment nor appreciably prolong its useful life are charged to expense as incurred.

Advertising and Marketing Costs

The Company’s policy regarding advertising and marketing is to record the expense when incurred. The Company incurred advertising and marketing expenses of $188 and $2,015 during the three months ended September 30, 2018 and 2017, respectively. The Company incurred advertising and marketing expenses of $2,329 and $2,015 during the nine months ended September 30, 2018 and 2017, respectively.

Stock-Based Compensation

As of September 30, 2018, the Company has not issued any share-based payments to its employees. Under the modified prospective method the Company uses, stock compensation expense includes compensation expense for all stock-based compensation awards granted, based on the grant-date estimated fair value.

Impairment of Long-Lived Assets

The Company continually monitors events and changes in circumstances that could indicate carrying amounts of long-lived assets may not be recoverable. When such events or changes in circumstances are present, the Company assesses the recoverability of long-lived assets by determining whether the carrying value of such assets will be recovered through undiscounted expected future cash flows. If the total of the future cash flows is less than the carrying amount of those assets, the Company recognizes an impairment loss based on the excess of the carrying amount over the fair value of the assets. Assets to be disposed of are reported at the lower of the carrying amount or the fair value less costs to sell.

Comprehensive Income

The Company has which established standards for reporting and display of comprehensive income, its components and accumulated balances. When applicable, the Company would disclose this information on its Statement of Stockholders’ Equity. Comprehensive income comprises equity except those resulting from investments by owners and distributions to owners. The Company has not had any significant transactions that are required to be reported in other comprehensive income.

F-6

GLOBAL DIVERSIFIED HOLDINGS, INC.

NOTES TO THE FINANCIAL STATEMENTS

SEPTEMBER 30, 2018

NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Income Taxes

The Company, with the consent of its stockholder, has elected to be taxed as an S Corporation under the provisions of the Internal Revenue Code. Instead of paying federal corporate income taxes, the stockholder(s) of an S Corporation are taxed individually on their proportionate share of the Company’s taxable income. Therefore, the Company has made no provision for income taxes.

The Company’s income tax returns are open for examination for up to the past three years under the statute of limitations. There are no tax returns currently under examination.

Recent Accounting Pronouncements

The Company does not expect the adoption of recently issued accounting pronouncements to have a significant impact on the Company’s results of operations, financial position or cash flow.

NOTE 2 – STOCK REDEMPTION PAYABLE

On September 7, 2016, the Company entered into a Stock Redemption and Purchase Agreement with a 50% shareholder to purchase back his 100 common shares. The shares had been purchased for $70,000 and the Company agreed to buy them back for $90,000. Payments required under the Agreement are $3,750 per month starting on January 2, 2017. At September 30, 2018, the Company owed $33,750. See Note 3.

NOTE 3 – CAPITAL STOCK

The Company has 200 shares of no par value common stock authorized. At inception, the Company issued 100 shares of common stock to its founder for cash proceeds of $0. In 2012, the Company issued 100 shares of common stock in exchange for $70,000; these shares were then later redeemed by the Company in exchange for $90,000. See Note 2.

The Company has 100 shares of common stock issued and outstanding as of September 30, 2018.

NOTE 4 – RELATED PARTY TRANSACTIONS

During the three and nine months ended September 30, 2018, the Company incurred consulting fees of $37,500 and $127,500, respectively, related to services provided to it by its shareholder. During the three and nine months ended September 30, 2017, the Company incurred consulting fees of $45,000 and $91,100, respectively, related to services provided to it by its shareholder

NOTE 5 – COMMITMENTS AND CONTINGENCIES

The Company entered into a 60 month lease agreement on October 1, 2016 to rent office space. The lease requires monthly payments of $1,600 for the first 24 months and after that increases by 3% each year, and contains one five year renewal option. Rental expenses under this lease for the three and nine months ended September 30, 2018 was $4,800 and $14,400, respectively. Rental expenses under this lease for the three and nine months ended September 30, 2017 was $4,800 and $14,400, respectively. The lease also required an advance payment of $1,600 for the last month of rent as well as a $1,600 security deposit.

F-7

GLOBAL DIVERSIFIED HOLDINGS, INC.

NOTES TO THE FINANCIAL STATEMENTS

SEPTEMBER 30, 2018

NOTE 5 – COMMITMENTS AND CONTINGENCIES (continued)

Future minimum lease payments due under this operating lease, including renewal periods, are as follows:

Year ended December 31, 2018	$19,344
Year ended December 31, 2019	19,924
Year ended December 31, 2020	20,522
Thereafter	124,490
Total minimum lease payments	$184,280

The Company also pays rental charges for warehouse and storage space under a three year lease agreement dated May 18, 2017, with payments due calculated at $1,400 per container.

NOTE 6 – LOANS PAYABLE

The Company had various loans outstanding at September 30, 2018 and December 31, 2017 – all were short-term in nature, with varying rates of interest and fees, and no set minimum monthly payments, as follows:

	September 30, 2018	December 31, 2017
Business Backer Credit Line	$0	$7,362
Deposits owed to GDM	80,250	0
Credit Line - BlueVine	55,007	60,147
Credit Line - Fundbox	8,077	8,077
Total loans payable`	$143,334	$75,586

NOTE 7 – CONCENTRATIONS

The Company does a significant amount of its total business with 4 customers, as follows for 2018 (percentage of total sales of $831,955):

Customer A - 31%

Customer B – 27%

Customer C – 21%

Customer D – 20%

NOTE 8 – SUBSEQUENT EVENTS

In accordance with ASC 855-10, the Company has analyzed its operations subsequent to September 30, 2018 to the date these financial statements were issued, and has determined that it does not have any other material subsequent events to disclose in these financial statements.

F-8

GLOBAL DIVERSIFIED HOLDINGS, INC.

FINANCIAL STATEMENTS

DECEMBER 31, 2017

GLOBAL DIVERSIFIED HOLDINGS, INC.

TABLE OF CONTENTS

DECEMBER 31, 2017

Report of Independent Registered Public Accounting Firm

To the shareholders and the board of directors of Global Diversified Holdings, Inc.

Opinion on the Financial Statements

We have audited the accompanying balance sheets of Global Diversified Holdings, Inc. (the "Company") as of December 31, 2017 and 2016, the related statements of operations, stockholders' equity (deficit), and cash flows for the years then ended, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2017 and 2016, and the results of its operations and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Company's financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

/s/ BF Borgers CPA PC
BF Borgers CPA PC

We have served as the Company's auditor since 2018.

Lakewood, CO

November 29, 2018

F-1

GLOBAL DIVERSIFIED HOLDINGS, INC.

BALANCE SHEETS

AS OF DECEMBER 31, 2017 AND 2016

	2017	2016
ASSETS
Current Assets
Cash and cash equivalents	$0	$26,934
Accounts receivable	18,108	48,021
Prepaid expenses	4,874	4,904
Inventory	361,028	236,498
Total Current Assets	384,010	316,357

Property and Equipment, net	3,057	3,613

Other Asset
Security deposit	1,600	1,600

TOTAL ASSETS	$388,667	$321,570

LIABILITIES AND STOCKHOLDERS’ DEFICIT

LIABILITIES
Current Liabilities
Accounts payable	$236,596	$158,282
Loans payable	75,586	64,196
Stock redemption payable – current portion	45,000	45,000
Total Current Liabilities	357,182	267,478

Long-term Debt
Stock redemption payable	0	45,000

TOTAL LIABILITIES	357,182	312,478

STOCKHOLDER’S EQUITY
Common stock, no par value, 200 shares authorized, 100 shares issued and outstanding	70,000	70,000
Treasury stock	(90,000)	(90,000)
Retained earnings	51,485	29,092

TOTAL STOCKHOLDER’S EQUITY	31,485	9,092

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$388,667	$321,570

See accompanying notes to financial statements.

F-2

GLOBAL DIVERSIFIED HOLDINGS, INC.

STATEMENTS OF OPERATIONS

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	Year ended December 31, 2017	Year ended December 31, 2016

SALES	$1,298,372	$927,906

COST OF SALES	986,428	731,205

GROSS PROFIT	311,944	196.701

OPERATING EXPENSE	289,551	200,235

NET INCOME (LOSS) BEFORE INCOME TAXES	22,393	(3,534)

PROVISION FOR INCOME TAXES	0	0

NET INCOME (LOSS)	$22,393	$(3,534)

NET INCOME (LOSS) PER SHARE: BASIC AND DILUTED	$223.93	$(21.04)

WEIGHTED AVERAGE SHARES OUTSTANDING: BASIC AND DILUTED	100	168

See accompanying notes to financial statements.

F-3

GLOBAL DIVERSIFIED HOLDINGS, INC.

STATEMENT OF STOCKHOLDERS’ DEFICIT

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	Common Stock		Treasury	Retained
	Shares	Amount	Stock	Earnings	Total

Balance, January 1, 2016	200	$70,000	$0	$32,626	$102,626

Redemption of common shares	(100)	-	(90,000)	-	(90,000)

Net loss for the year ended December 31, 2016	-	-	-	(3,534)	(3,534)

Balance, December 31, 2016	100	70,000	(90,000)	29,092	9,092

Net income for the year ended December 31, 2017	-	-	-	22,393	22,393

Balance, December 31, 2017	100	$70,000	$(90,000)	$51,485	$31,485

See accompanying notes to financial statements.

F-4

GLOBAL DIVERSIFIED HOLDINGS, INC.

STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	Year ended December 31, 2017	Year ended December 31, 2016
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss) for the year	$22,393	$(3,534)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation expense	556	278
144nges in assets and liabilities:
(Increase) decrease in accounts receivable	29,913	(24,670)
(Increase) decrease in prepaid expenses	30	(4,904)
(Increase) in inventory	(124,530)	(142,398)
(Increase) in security deposit	0	(1,600)
Increase in accounts payable	78,314	143,459
Net Cash Used in Operating Activities	6,676	(33,369)

CASH FLOWS FROM FINANCING ACTIVITIES
Increase in loans payable	11,390	44,281
Net Cash Provided by Financing Activities	11,390	44,281

CASH FLOWS FROM INVESTING ACTIVITIES
Acquisition of property and equipment	0	(3,891)
Payments to redeem common stock	(45,000)	0
Net Cash Used by Investing Activities	(45,000)	(3,891)

NET INCREASE (DECREASE) IN CASH	(26,934)	7,021
Cash, beginning of period	26,934	19,913
Cash, end of period	$0	$26,934

SUPPLEMENTAL CASH FLOW INFORMATION:
Interest paid	$20,237	$4,620
Federal income taxes paid	$0	$0

See accompanying notes to financial statements.

F-5

GLOBAL DIVERSIFIED HOLDINGS, INC.

NOTES TO THE FINANCIAL STATEMENTS

DECEMBER 31, 2017

NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Business

Global Diversified Holdings, Inc. (the “Company”) was incorporated in the State of New York on October 30, 2003. The Company imports and sells snack food products.

Basis of Presentation

The financial statements of the Company have been prepared in accordance with generally accepted accounting principles in the United States of America and are presented in US dollars.

Accounting Basis

The basis is accounting principles generally accepted in the United States of America. The Company has adopted a December 31 year end.

Fair Value of Financial Instruments

The Company’s financial instruments consist of cash, accounts receivable from customers, accounts payable, and loans payable. The carrying amounts of these financial instruments approximates fair value due either to length of maturity or interest rates that approximate prevailing market rates unless otherwise disclosed in these financial statements.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the balance sheet. Actual results could differ from those estimates.

Cash and Cash Equivalents

The Company considers all highly liquid investments with the original maturities of three months or less to be cash equivalents. At December 31, 2017 and 2016, the Company had $-0- and $26,934 of cash.

Accounts Receivable

Accounts receivable are generated from sales of snack food products to retail outlets throughout the United States. The Company performs ongoing credit evaluations of its customers and adjusts credit limits based on customer payment and current credit worthiness, as determined by review of their current credit information. The Company continuously monitors credit limits for its customers and maintains a provision for estimated credit losses based on its historical experience and any specific customer issues that have been identified. An allowance for doubtful; accounts is provided against accounts receivable for amounts management believes may be uncollectible. The Company historically has not had issues collecting on its accounts receivable from its customers. The Company factors certain of its receivables to improve its cash flow.

Bad debt expense for the years ended December 31, 2017 and 2016 was $0; the allowance for doubtful accounts at December 31, 2017 and 2016 was $0.

Inventory

Inventory consists of snack food products and packaging supplies, and are stated at the lower of cost or market.

Revenue Recognition

The Company recognizes revenue when products have been sent to its customers and collection is reasonably assured.

F-6

GLOBAL DIVERSIFIED HOLDINGS, INC.

NOTES TO THE FINANCIAL STATEMENTS

DECEMBER 31, 2017

NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Property and Equipment

Property and equipment are stated at cost, net of accumulated depreciation. Depreciation is calculated using the straight-line method over the estimated useful life of the assets. Maintenance, repairs, and renewals that do not materially add to the value of the equipment nor appreciably prolong its useful life are charged to expense as incurred.

Revenue Recognition

The Company recognizes revenue when products have been sent to its customers and collection is reasonably assured.

Advertising and Marketing Costs

The Company’s policy regarding advertising and marketing is to record the expense when incurred. The Company incurred advertising and marketing expenses of $2,015 and $5,038 during the years ended December 31, 2017 and 2016, respectively.

Stock-Based Compensation

As of December 31, 2017, the Company has not issued any share-based payments to its employees. Under the modified prospective method the Company uses, stock compensation expense includes compensation expense for all stock-based compensation awards granted, based on the grant-date estimated fair value.

Impairment of Long-Lived Assets

The Company continually monitors events and changes in circumstances that could indicate carrying amounts of long-lived assets may not be recoverable. When such events or changes in circumstances are present, the Company assesses the recoverability of long-lived assets by determining whether the carrying value of such assets will be recovered through undiscounted expected future cash flows. If the total of the future cash flows is less than the carrying amount of those assets, the Company recognizes an impairment loss based on the excess of the carrying amount over the fair value of the assets. Assets to be disposed of are reported at the lower of the carrying amount or the fair value less costs to sell.

Income Taxes

The Company, with the consent of its stockholder, has elected to be taxed as an S Corporation under the provisions of the Internal Revenue Code. Instead of paying federal corporate income taxes, the stockholder(s) of an S Corporation are taxed individually on their proportionate share of the Company’s taxable income. Therefore, the Company has made no provision for income taxes.

The Company’s income tax returns are open for examination for up to the past three years under the statute of limitations. There are no tax returns currently under examination.

Comprehensive Income

The Company has which established standards for reporting and display of comprehensive income, its components and accumulated balances. When applicable, the Company would disclose this information on its Statement of Stockholders’ Equity. Comprehensive income comprises equity except those resulting from investments by owners and distributions to owners. The Company has not had any significant transactions that are required to be reported in other comprehensive income.

Basic Income (Loss) Per Share

Basic income (loss) per share has been calculated based on the weighted average number of shares of common stock outstanding during the period.

F-7

GLOBAL DIVERSIFIED HOLDINGS, INC.

NOTES TO THE FINANCIAL STATEMENTS

DECEMBER 31, 2017

NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Recent Accounting Pronouncements

The Company does not expect the adoption of recently issued accounting pronouncements to have a significant impact on the Company’s results of operations, financial position or cash flow.

NOTE 2 – STOCK REDEMPTION PAYABLE

On September 7, 2016, the Company entered into a Stock Redemption and Purchase Agreement with a 50% shareholder to purchase back his 100 common shares. The shares had been purchased for $70,000 and the Company agreed to buy them back for $90,000. Payments required under the Agreement are $3,750 per month starting on January 2, 2017. At December 31, 2017 and 2016, the Company owed $45,000 and $90,000, respectively. See Note 3.

NOTE 3 – CAPITAL STOCK

The Company has 200 shares of no par value common stock authorized. At inception, the Company issued 100 shares of common stock to its founder for cash proceeds of $0. In 2012, the Company issued 100 shares of common stock in exchange for $70,000; these shares were then later redeemed by the Company in exchange for $90,000. See Note 2.

The Company has 100 shares of common stock issued and outstanding as of December 31, 2017 and 2016.

NOTE 4 – RELATED PARTY TRANSACTIONS

During the years ended December 31, 2017 and 2016, the Company incurred consulting fees of $127,500 and $104,071, respectively, related to services provided to it by its shareholder.

NOTE 5 – COMMITMENTS AND CONTINGENCIES

The Company entered into a 60 month lease agreement on October 1, 2016 to rent office space. The lease requires monthly payments of $1,600 for the first 24 months and after that increases by 3% each year, and contains one five year renewal option. Rental expenses under this lease for the years ended December 31, 2017 and 2016 was $17,600 and $4,800, respectively. The lease also required an advance payment of $1,600 for the last month of rent as well as a $1,600 security deposit. Future minimum lease payments due under this operating lease, including renewal periods, are as follows:

Year ended December 31, 2018	$19,344
Year ended December 31, 2019	19,924
Year ended December 31, 2020	20,522
Thereafter	124,490
Total minimum lease payments	$184,280

The Company also pays rental charges for warehouse and storage space under a three year lease agreement dated May 18, 2017, with payments due calculated at $1,400 per container.

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GLOBAL DIVERSIFIED HOLDINGS, INC.

NOTES TO THE FINANCIAL STATEMENTS

DECEMBER 31, 2017

NOTE 6 – LOANS PAYABLE

The Company had various loans outstanding at December 31, 2017 and 2016 – all were short-term in nature, with varying rates of interest and fees, and no set minimum monthly payments, as follows:

	2017	2016
Business Backer Credit Line	$7,362	$54,162
Credit Line - BlueVine	60,147	10,034
Credit Line - Fundbox	8,077	0
Total loans payable`	$75,586	$64,196

NOTE 7 – CONCENTRATIONS

The Company does a significant amount of its total business with 4 customers, as follows for 2017 (percentage of total sales of $1,298,372):

Customer A - 31%

Customer B – 26%

Customer C – 19%

Customer D – 19%

NOTE 8 – SUBSEQUENT EVENTS

In accordance with ASC 855-10, the Company has analyzed its operations subsequent to December 31, 2017 to the date these financial statements were issued, and has determined that it does not have any other material subsequent events to disclose in these financial statements.

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